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                                   EXHIBIT 25





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                               CENTURA BANKS, INC.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of CENTURA BANKS, INC., a North Carolina corporation (the "Company"), hereby constitutes and appoints JOSEPH A. SMITH, JR., General Counsel and Corporate Secretary of the Company, with full power of substitution, as his true and lawful attorney and agent, for him and in his name, place, and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (and any other applicable federal, state, and local laws), and any rules and regulations and requirements of the Securities and Exchange Commission (and other applicable rules and regulations and requirements) in respect thereof in connection with the registration under the Securities Act of 1933, as amended (or other applicable laws), of securities of the Company issuable or deliverable pursuant to the Company's 401(k) Plan (including 500,000 additional shares of no par value Common Stock of the Company), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in any capacity, to a Company registration statement on Form S-8 to be filed with the Securities and Exchange Commission in respect of such securities, and any and all amendments to the said registration statement, and any and all instruments and documents filed as a part of or executed in connection with the said registration statement or any amendments thereto, and to file the same with the Securities and Exchange Commission; hereby ratifying and confirming all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof. Any prior powers of attorney previously granted by us for the above purpose are hereby revoked.

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           IN WITNESS WHEREOF, each of the undersigned has subscribed



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these presents as of August 21, 1996.

/s/ Robert R. Mauldin               /s/ Cecil W. Sewell, Jr.
- -------------------------------     ------------------------------
Robert R. Mauldin                   Cecil W. Sewell, Jr.
Chairman of the Board, Director     Director, President, and Chief
  and Chief Executive Officer       Operating Officer


/s/ Frank L. Pattillo               /s/ William H. Wilkerson
- -------------------------------     ------------------------------
Frank L. Pattillo                   William H. Wilkerson
Director, Group Executive           Director and Group Executive
  Officer, and Chief Financial      Officer
  Officer


/s/ H. Tate Bowers                  /s/ William H. Kincheloe
- -------------------------------     ------------------------------
H. Tate Bowers, Director            William H. Kincheloe, Director


/s/ O. Tracy Parks, III             /s/ J. Richard Futrell, Jr.
- -------------------------------     ------------------------------
O. Tracy Parks, III, Director       J. Richard Futrell, Jr.,
                                    Director

/s/ Richard H. Barnhardt            /s/ Charles T. Lane
- -------------------------------     ------------------------------
Richard H. Barnhardt, Director      Charles T. Lane, Director


/s/ Thomas A. Betts, Jr.            /s/ C. Wood Beasley
- -------------------------------     ------------------------------
Thomas A. Betts, Jr., Director      C. Wood Beasley, Director


/s/ Alexander P. Thorpe, III        /s/ William H. Redding, Jr.
- -------------------------------     ------------------------------
Alexander P. Thorpe, III,           William H. Redding, Jr.,
Director                            Director


/s/ John H. High                    /s/ Robert L. Hubbard
- -------------------------------     ------------------------------
John H. High, Director              Robert L. Hubbard, Director


/s/ Charles M. Reeves, III          /s/ Ernest L. Evans
- -------------------------------     ------------------------------
Charles M. Reeves, III, Director    Ernest L. Evans, Director




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/s/ William D. Hoover               /s/ Jack A. Moody
- -------------------------------     ------------------------------
William D. Hoover, Director         Jack A. Moody, Director


/s/ Clifton H. Moore                /s/ Joseph H. Nelson
- -------------------------------     ------------------------------
Clifton H. Moore, Director          Joseph H. Nelson, Director


                                    /s/ Joseph L. Wallace, Jr.
- -------------------------------     ------------------------------
George T. Stronach III, Director    Joseph L. Wallace, Jr.,
                                    Director

/s/ Charles P. Wilkins              /s/ Ann K. Lawson
- -------------------------------      --------------------------
Charles P. Wilkins, Director         Ann K. Lawson, Principal
                                       Accounting Officer